Fees Summary	Jan. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,664,966.44
Previously Paid Amount	0
Total Fee Amount	5,613.41
Total Offset Amount	0
Net Fee	$ 5,613.41